UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: November 2, 2009

(Date of earliest event reported)

VERIZON COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 West Street New York, New York	10007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Effective January 1, 2009, Verizon Communications Inc. (Verizon or the Company) adopted Statement of Financial Accounting Standards No. 160, Noncontrolling Interests in Consolidated Financial Statements — an amendment of ARB No. 51 (SFAS No. 160). As required by this pronouncement, the Company retrospectively changed the classification and presentation of noncontrolling interest, previously referred to as minority interest, in its consolidated financial statements for all periods presented to conform to the classification and presentation of noncontrolling interest that began on January 1, 2009.

The Company’s Annual Report on Form 10-K was filed with the Securities and Exchange Commission (SEC) on February 24, 2009 (2008 Form 10-K). The Company’s consolidated financial statements for each of the years ended December 31, 2008, 2007 and 2006 along with the Report of Independent Registered Public Accounting Firm, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Selected Financial Data that were included in the Company’s 2008 Form 10-K are included herein as Exhibit 99.1 to this Current Report and are incorporated herein by reference to reflect the required retrospective application of SFAS No. 160.

This Current Report does not update for changes in circumstances or other developments since the filing of our 2008 Form 10-K. For developments since the filing of the Company’s 2008 Form 10-K, refer to the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2009, June 30, 2009 and September 30, 2009 and its Current Reports on Form 8-K filed subsequent to the 2008 Form 10-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

12	Computation of Ratio of Earnings to Fixed Charges.

23	Consent of Independent Registered Public Accounting Firm.

99.1	Revised Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Consolidated Financial Statements for the years ended December 31, 2008, 2007 and 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verizon Communications Inc.
(Registrant)

Date:	November 2, 2009	/s/ Robert J. Barish
Robert J. Barish
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description

12	Computation of Ratio of Earnings to Fixed Charges.

23	Consent of Independent Registered Public Accounting Firm.

99.1	Revised Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Consolidated Financial Statements for the years ended December 31, 2008, 2007 and 2006.